SELIGMAN
---------------------------------
                    Time Horizon/
                        Harvester
                     Series, Inc.

    SELIGMAN TIME HORIZON 30 FUND

    SELIGMAN TIME HORIZON 20 FUND

    SELIGMAN TIME HORIZON 10 FUND

          SELIGMAN HARVESTER FUND

                                 MID-YEAR REPORT

                                  June 30, 2000

                                    --------

                                Asset Allocation
                               Strategies Seeking
                                 to Manage Risk
                                    Over Time

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

Times Change...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and launched its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...Values Endure

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

[PHOTO]

James, Jesse, and Joseph Seligman, 1870


Table of Contents

To the Shareholders.................................    1
Interview With Your Portfolio Manager...............    2
Performance Overview................................    4
Benchmark Descriptions..............................    8
Portfolios of Investments...........................    9
Statements of Assets and Liabilities................   11
Statements of Operations............................   12
Statements of Changes in Net Assets.................   13
Notes to Financial Statements.......................   14
Financial Highlights................................   18
Report of Independent Auditors .....................   20
Board of Directors .................................   21
Executive Officers and For More Information.........   22
Glossary of Financial Terms.........................   23

TO THE SHAREHOLDERS

We are pleased to present the first mid-year shareholders' report for Seligman Time Horizon/Harvester Series. The Funds operated within a challenging investing environment during its first months of operations, but nonetheless delivered competitive returns. Only Seligman Harvester Fund lagged its composite benchmark, but it provided a positive return and outpaced the Standard & Poor's 500 Composite Stock Index (S&P 500). More detailed information on the Series' performance, as well as a discussion with your Portfolio Manager regarding these results, follows this letter.

Since the Series' inception on January 10, 2000, the stock market has been volatile, and through June 30, 2000, delivered generally flat results. This was, in large part, the result of the Federal Reserve Board's ongoing efforts to slow the economy. Since June 1999, the federal funds rate has been increased by 175 basis points, from 4.75%, before the June 1999 Fed meeting, to 6.50%, following the most recent 50-basis-point increase in May 2000. For nearly a year, the Fed's efforts seemed to have little effect on the strong US economy and investors soon became concerned that the Fed would be unable to achieve its objective of an economic "soft landing." This could prompt additional rate hikes, and adversely affect corporate profits and ultimately stock prices.

During the same time, the bond market rallied as a result of investor flight to quality amid the uncertainty of the stock market and the bond market's optimism that the Fed's efforts would ultimately be successful. High-yield bonds, unfortunately, did not participate in this rally and continued to languish.

As the six months came to a close, evidence began to appear that the economy was indeed moderating; we believe that this will continue. In such an environment, we think that the fundamentals of long-term investing will be more important than ever, and that diversification and asset allocation -- such as provided by Seligman Time Horizon/Harvester Series -- will be crucial for long-term success. Seligman Time Horizon Funds may help investors and their financial advisors achieve a balance of asset classes that our studies have shown is appropriate for time frames from one to 30 years for reaching a variety of financial goals. Seligman Harvester Fund is designed to help investors conserve capital while generating current income.

Thank you for your support of Seligman Time Horizon/Harvester Series. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman

                                /s/ Brian T. Zino

                                Brian T. Zino
                                President

August 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER

Charles W. Kadlec

Q: How did Seligman Time Horizon/Harvester Series perform since its inception on January 10, 2000, through June 30, 2000?

A: We were pleased with the performances delivered by Seligman Time Horizon/Harvester Series during this first reporting period. While the Standard & Poor's 500 Composite Stock Index (S&P 500) was flat at 0.30% from January 10 through June 30, all the Seligman Time Horizon Funds returned positive and competitive results, ranging from 1.33% to 4.90%, based on the net asset value of Class A shares.

     Seligman Harvester Fund delivered a more modest return for the period, and lagged the bond market, as measured by the Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index. The Fund also lagged the performance of its composite index. The Fund's somewhat disappointing return was the result of its exposure to high-yield bonds, which underperformed for the period.

     Details regarding the Funds' performances are presented in the Performance Overviews, beginning on page 4 of this report.

Q: What economic and market factors affected the Funds' performances during the period from January 10, 2000, through June 30, 2000?

A: The year 2000 began much as 1999 had ended: growth stocks, and particularly technology stocks, were outperforming the rest of the market by a wide margin. By the middle of March, however, the tide was changing. On March 10, the Nasdaq Composite Index (a technology-heavy index) peaked at 5049. This index lost 37% of its value before beginning to regain ground in early June. During the Nasdaq's decline, value stocks, which had been out of favor for so long, began to deliver strong returns. In June, however, equity market sentiment reversed once again, and value stocks fell behind while growth stocks began to move higher. US government bonds outperformed nearly every other asset class for the period.

     This six-month period illustrated how rapidly markets can change. Asset classes that are in favor today may be very much out of favor tomorrow. We believe that individual investors simply cannot, and really should not, attempt to respond to these changes over short periods of time. We believe that investors are best served not by timing the market, but by "time in the market," in a diversified portfolio designed for their investment time frames.

Q: Which underlying Seligman funds made the greatest positive impact on the performances of Seligman Time Horizon/Harvester Series?

A: Seligman Capital Fund and Seligman Growth Fund, which are represented in all the Seligman Time Horizon/Harvester Series Funds, were the best performers among the underlying Seligman funds. Seligman Capital Fund benefited from the strength of mid-cap


                                        ----------------------------------------
                                        Portfolio Management

                                        Each Fund in the Series is managed by
                                        Charles W. Kadlec. Mr. Kadlec has been a
                                        Managing Director of J. & W. Seligman &
                                        Co. Incorporated since January 1992, and
                                        Chief Investment Strategist for Seligman
                                        Advisors since April 1997. Mr. Kadlec is
                                        the architect of several investment
                                        strategies, chief among them Seligman
                                        Time Horizon Matrix and Seligman
                                        Harvester.
                                        ----------------------------------------
[PHOTO]
Charles W. Kadlec, Portfolio Manager

INTERVIEW WITH YOUR PORTFOLIO MANAGER
Charles W. Kadlec

     stocks during the period, and both Funds benefited from the excellent stock selection of their portfolio management team.

Q: International funds had a negative impact on the Funds' overall investment results. Why are they important to the Funds' strategy?

A: While the international investments did not deliver strong performances during this time, we believe that, over the long term, some of the best opportunities lie outside the US. Economic freedom is just beginning to take root in places like China, Korea, eastern Europe, and Russia, and we believe that as this freedom spreads, prosperity will grow.

     It is important to note that Seligman International Growth Fund had a particularly difficult time during this period. This was the result of the Fund's repositioning of its portfolio to more growth-oriented sectors of the market, while reducing its exposure to value-style stocks. Just as the Fund was undertaking this repositioning, growth stocks suffered a significant correction in the middle of March and into April. The downturn was particularly detrimental to the Fund, since it had not held those growth stocks during their previous strong rally. While the timing of these portfolio shifts caused Seligman International Growth Fund to underperform during this time, the Fund's portfolio management team believes that these changes will provide the Fund with the best opportunities for growth over the long term.

     While we are very positive regarding the long-term outlook for global equity markets, these markets will almost certainly be volatile over short periods of time. For this reason, it is important that investors own the Seligman Time Horizon/Harvester Series Funds that are geared to their time frame. Based on research of historical returns of asset classes, we believe that for investors with 30-year time horizons, it is reasonable to allocate up to 40% of assets to international securities, including 10% to emerging markets. For investors who are using assets to meet current expenses, we believe that some international exposure is still appropriate, provided it is well balanced with domestic equities and fixed-income securities.

Q:   What is your outlook?

A: It is very difficult to say what the markets will do over the short term. That's why we believe so strongly in implementing a strategy that can mirror an individual's time horizon for seeking a specific goal, such as retirement, paying for a child's college education, or paying off a home mortgage with an asset allocation -- and then engaging in a process that changes those allocations each year as that individual moves closer to his or her goal. This is the benefit of an investment like Seligman Time Horizon/Harvester Series. We maintain allocations which, based on historical data, we believe are appropriate for given time frames.

     Over the long term, we are optimistic regarding worldwide investment opportunities. First, tax rates are coming down throughout the world. In Germany, the government recently passed sweeping across-the-board tax reductions for individuals and corporations, and it has eliminated capital gains taxes on corporate holdings of securities. The Italian and French governments have already indicated that they will respond by reducing their taxes. Our research has shown that, as tax rates are reduced, economic activity expands. Such environments have historically produced above-average equity market returns.

     Free trade is also expanding throughout the world. One prominent example of this is China's progress toward entry into the World Trade Organization. We believe that China will ultimately be successful in gaining entry and that this will benefit not only China, but all of its trading partners, over the long term.

     Finally, in the United States, price stability has become the unchallenged goal of the Federal Reserve Board. We think this goal will be accomplished over time, with the consumer price index rising no more than 2% per year. Fixed-income markets should respond positively to sustained price stability as interest rates move lower over time. Price stability and lower interest rates also make it easier for companies to conduct business, and should provide a positive backdrop for the stock market and for fixed-income markets as yields are able to fall.

PERFORMANCE OVERVIEW
Seligman Time Horizon 30 Fund(1)

Investment Results per Share
For the Period Ended June 30, 2000

TOTAL RETURNS*
Class A**
With Sales Charge............................................      (0.13)%
Without Sales Charge.........................................       4.90

Class B**
With 5% CDSC.................................................      (0.20)
Without CDSC.................................................       4.55

Class C**
With Sales Charge and CDSC...................................       2.56
Without Sales Charge and CDSC................................       4.56

Class D**
With 1% CDSC.................................................       3.56
Without CDSC.................................................       4.56

BENCHMARKS
Horizon 30 Composite Index(2)................................       2.10
S&P 500 Composite Stock Index(3).............................       0.30

NET ASSET VALUE
June 30, 2000
Class A......................................................      $7.49
Class B......................................................       7.47
Class C......................................................       7.47
Class D......................................................       7.47

CAPITAL GAIN INFORMATION
For the Period Ended June 30, 2000
Realized.....................................................        --
Unrealized+..................................................     $0.120

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------------
*   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
+ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2000.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A shares returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 18 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 4/24/00, 2/8/00, and 2/14/00, respectively.
(2) See page 8 for benchmark description.
(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of fees and/or sales charges. Investors cannot invest directly in an index.

PERFORMANCE OVERVIEW
Seligman Time Horizon 20 Fund(1)

Investment Results per Share
For the Period Ended June 30, 2000

TOTAL RETURNS*
Class A**
With Sales Charge............................................      (0.40)%
Without Sales Charge.........................................       4.62

Class B**
With 5% CDSC.................................................      (0.95)
Without CDSC.................................................       4.05

Class C**
With Sales Charge and CDSC...................................       2.05
Without Sales Charge and CDSC................................       4.05

Class D**
With 1% CDSC.................................................       3.04
Without CDSC.................................................       4.05

BENCHMARKS
Horizon 20 Composite Index(2)................................       1.45
S&P 500 Composite Stock Index(3).............................       0.30

NET ASSET VALUE
June 30, 2000
Class A......................................................      $7.47
Class B......................................................       7.43
Class C......................................................       7.43
Class D......................................................       7.43

CAPITAL GAIN INFORMATION
For the Period Ended June 30, 2000
Realized.....................................................     $0.003
Unrealized+..................................................      0.127

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

------------------
*   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
+ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2000.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A shares returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 18 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 3/21/00, 1/18/00, and 1/21/00, respectively.
(2) See page 8 for benchmark description.
(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of fees and/or sales charges. Investors cannot invest directly in an index.

PERFORMANCE OVERVIEW
Seligman Time Horizon 10 Fund(1)

Investment Results per Share
For the Period Ended June 30, 2000

TOTAL RETURNS*
Class A**
With Sales Charge............................................      (0.27)%
Without Sales Charge.........................................       4.76

Class B**
With 5% CDSC.................................................      (0.60)
Without CDSC.................................................       4.40

Class C**
With Sales Charge and CDSC...................................       2.41
Without Sales Charge and CDSC................................       4.41

Class D**
With 1% CDSC.................................................       3.41
Without CDSC.................................................       4.41

NET ASSET VALUE
June 30, 2000
Class A......................................................      $7.48
Class B......................................................       7.46
Class C......................................................       7.46
Class D......................................................       7.46

BENCHMARKS
Horizon 10 Composite Index(2)................................       2.35
Salomon Brothers Long-Term High Grade Corporate Bond Total
  Return Index(3)............................................       2.99
S&P 500 Composite Stock Index(3).............................       0.30

CAPITAL GAIN INFORMATION
For the Period Ended June 30, 2000
Realized.....................................................         --
Unrealized+..................................................     $0.182

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-----------------
*   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
+ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2000.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A shares returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 19 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 2/18/00, 3/6/00, and 2/15/00, respectively.
(2) See page 8 for benchmark description.
(3) The Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index and the S&P 500 Composite Stock Index are unmanaged benchmarks that assume the investment of dividends and exclude the effect of fees and/or sales charges. Investors cannot invest directly in an index.

PERFORMANCE OVERVIEW
Seligman Harvester Fund(1)

Investment Results per Share
For the Period Ended June 30, 2000

TOTAL RETURNS*
Class A**
With Sales Charge............................................      (3.53)%
Without Sales Charge.........................................       1.33
Class B**
With 5% CDSC.................................................      (4.03)
Without CDSC.................................................       0.95
Class C**
With Sales Charge and CDSC...................................      (0.04)
Without Sales Charge and CDSC................................       0.97
Class D**
With 1% CDSC.................................................      (0.10)
Without CDSC.................................................       0.97

BENCHMARKS
Harvester Composite Index(2).................................       2.38
Salomon Brothers Long-Term High Grade Corporate Bond Total
   Return Index(3)...........................................       2.99
S&P 500 Composite Stock Index(3).............................       0.30

NET ASSET VALUE
June 30, 2000
Class A......................................................      $7.13
Class B......................................................       7.13
Class C......................................................       7.13
Class D......................................................       7.13

DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
For the Period Ended June 30, 2000
Dividends Paid:+
   Class A...................................................     $0.114
   Class B...................................................      0.066
   Class C...................................................      0.082
   Class D...................................................      0.062
Realized.....................................................     (0.011)
Unrealized++.................................................      0.015

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------------
*   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
+   Represents dividends paid or declared for the periods ended June 30, 2000.
++ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2000.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A shares returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 19 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 2/17/00, 1/18/00, and 2/29/00, respectively.
(2) See page 8 for benchmark description.
(3) The Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index and the S&P 500 Composite Stock Index are unmanaged benchmarks that assume the investment of dividends and exclude the effect of fees and/or sales charges. Investors cannot invest directly in an index.

BENCHMARK DESCRIPTIONS

Composite indices were created by the Manager using widely recognized benchmarks. These benchmarks were selected because the Manager believes they correlate, based on asset class, to the underlying Seligman Funds in which each Fund invests. The composites use the same allocations to each asset class targeted by each Fund in the Seligman Time Horizon/Harvester Series. The composites exclude the effects of fees and/or sales charges. Investors cannot invest directly in a composite index.

THE HORIZON 30 COMPOSITE INDEX is comprised of the following indices: 30% Russell 2000 Index (US Small-Cap Stocks), 30% Russell Midcap Index (US Midcap Stocks), 10% S&P 500 Composite Stock Index (US Large-Cap Stocks), 15% Salomon Smith Barney Emerging Markets Index World Ex US (International Small-Company Stocks), 10% IFC Investables Composite (Emerging Market Stocks), 5% MSCI EAFE Index (International Large-Cap Stocks).

THE HORIZON 20 COMPOSITE INDEX is comprised of the following indices: 25% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 10% Salomon Smith Barney Emerging Markets Index World Ex US, 10% IFC Investables Composite, 10% MSCI EAFE Index.

THE HORIZON 10 COMPOSITE INDEX is comprised of the following indices: 15% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 5% Salomon Smith Barney Emerging Markets Index World Ex US, 5% IFC Investables Composite, 10% MSCI EAFE Index, 15% Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index (US Corporate Bonds), 5% Ibbotson Long-Term Government Bond Index (Long-Term Government Bonds).

THE HARVESTER INDEX is comprised of the following indices: 10% Russell Midcap Index, 35% S&P 500 Composite Stock Index, 15% Morgan Stanley Capital International Europe Australiasia Far East Index, 30% Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index, 10% Ibbotson Long-Term Government Bond Index.

INDEX RETURNS
For the Period January 10, 2000 through June 20, 2000

Russell 2000 Index...................................................    3.60%
Russell Midcap Index.................................................    4.67
S&P 500 Composite Stock Index........................................    0.30
Salomon Smith Barney Emerging Markets Index World Ex US..............    4.74
IFC Investables Composite............................................  (11.07)
MSCI EAFE Index......................................................   (0.40)
Salomon Brothers Long-Term High Grade Corporate Bond Total
  Return Index.......................................................    2.99
Ibbotson Long-Term Government Bond Index.............................    9.71

PORTFOLIOS OF INVESTMENTS
June 30, 2000

SELIGMAN TIME HORIZON 30 FUND                                             SHARES         VALUE
                                                                          ------      ----------

Domestic Equity Funds -- 58.7%

Seligman Capital Fund*.............................................        3,619      $  126,303
Seligman Communications and Information Fund*......................        1,758          86,195
Seligman Frontier Fund*............................................          970          17,004
Seligman Growth Fund*..............................................        1,764          16,846
Seligman Large-Cap Value Fund......................................        1,716          16,130
Seligman Small-Cap Value Fund*.....................................        8,716          70,077
                                                                                      ----------
                                                                                         332,555
                                                                                      ----------
Global Equity Funds -- 39.1%

Seligman Emerging Markets Fund*....................................        7,081          54,452
Seligman Global Smaller Companies Fund*............................        7,284         139,780
Seligman International Growth Fund*................................        1,642          27,192
                                                                                      ----------
                                                                                         221,424
                                                                                      ----------
Total Investments (Cost $544,903) -- 97.8%.........................                      553,979

Other Assets Less Liabilities -- 2.2%..............................                       12,196
                                                                                      ----------
Net Assets -- 100.0%...............................................                   $  566,175
                                                                                      ==========

SELIGMAN TIME HORIZON 20 FUND

Domestic Equity Funds -- 61.8%

Seligman Capital Fund*.............................................       13,643      $  476,141
Seligman Communications and Information Fund*......................        4,741         232,451
Seligman Frontier Fund*............................................        4,054          71,067
Seligman Growth Fund*..............................................       22,253         212,516
Seligman Large-Cap Value Fund......................................       22,043         207,204
Seligman Small-Cap Value Fund*.....................................       34,669         278,739
                                                                                      ----------
                                                                                       1,478,118
                                                                                      ----------
Global Equity Funds -- 36.2%

Seligman Emerging Markets Fund*....................................       30,283         232,876
Seligman Global Smaller Companies Fund*............................       20,906         401,186
Seligman International Growth Fund*................................       14,081         233,182
                                                                                      ----------
                                                                                         867,244
                                                                                      ----------
Total Investments (Cost $2,304,477) -- 98.0% ......................                    2,345,362

Other Assets Less Liabilities -- 2.0%..............................                       47,469
                                                                                      ----------
Net Assets -- 100.0%...............................................                   $2,392,831
                                                                                      ==========

----------------
* Non-income producing security; security may pay capital gain distributions. See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
June 30, 2000

SELIGMAN TIME HORIZON 10 FUND                                             SHARES         VALUE
                                                                          ------      ----------
Domestic Equity Funds -- 57.0%

Seligman Capital Fund*.............................................       22,281      $  777,607
Seligman Communications and Information Fund*......................        7,744         379,688
Seligman Frontier Fund*............................................        6,622         116,084
Seligman Growth Fund*..............................................       36,344         347,085
Seligman Large-Cap Value Fund......................................       36,001         338,410
Seligman Small-Cap Value Fund*.....................................       28,310         227,612
                                                                                      ----------
                                                                                       2,186,486
                                                                                      ----------
Global Equity Funds -- 23.0%

Seligman Emerging Markets Fund*....................................       24,729         190,166
Seligman Global Smaller Companies Fund*............................       16,066         308,307
Seligman International Growth Fund*................................       22,996         380,814
                                                                                      ----------
                                                                                         879,287
                                                                                      ----------
Fixed-Income Funds -- 19.8%

Seligman High-Yield Bond Series....................................       98,467         569,139
Seligman U.S. Government Securities Series.........................       29,064         191,241
                                                                                      ----------
                                                                                         760,380
                                                                                      ----------
Total Investments (Cost $3,732,668) -- 99.8%.......................                    3,826,153

Other Assets Less Liabilities -- 0.2%..............................                        7,932
                                                                                      ----------
Net Assets -- 100.0%...............................................                   $3,834,085
                                                                                      ==========

SELIGMAN HARVESTER FUND

Domestic Equity Funds -- 42.3%

Seligman Capital Fund*.............................................        6,033     $   210,551
Seligman Common Stock Fund.........................................       21,199         308,446
Seligman Growth Fund*..............................................       19,608         187,256
Seligman Large-Cap Value Fund......................................       19,423         182,576
                                                                                      ----------
                                                                                         888,829
                                                                                      ----------
Fixed-Income Funds -- 39.0%

Seligman High-Yield Bond Series....................................      106,251         614,131
Seligman U.S. Government Securities Series.........................       31,362         206,362
                                                                                      ----------
                                                                                         820,493
                                                                                      ----------
Global Equity Funds -- 16.7%

Seligman Global Growth Fund*.......................................        7,274         103,655
Seligman International Growth Fund*................................       14,888         246,545
                                                                                      ----------
                                                                                         350,200
                                                                                      ----------
Total Investments (Cost $2,055,058) -- 98.0%.......................                    2,059,522

Other Assets Less Liabilities -- 2.0%..............................                       41,495
                                                                                      ----------
Net Assets -- 100.0%...............................................                   $2,101,017
                                                                                      ==========

----------------
* Non-income producing security; security may pay capital gain distributions. See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2000

                                                               SELIGMAN         SELIGMAN         SELIGMAN         SELIGMAN
                                                             TIME HORIZON     TIME HORIZON     TIME HORIZON       HARVESTER
                                                                30 FUND          20 FUND         10 FUND            FUND
                                                             ------------     ------------     ------------      ----------
ASSETS:
Investments in Underlying Funds, at value
   (see portfolios of investments):........................     $553,979       $2,345,362       $3,826,153       $2,059,522
Cash.......................................................       11,484          141,854           78,212          123,839
Prepaid registration fees..................................       66,647           66,647           66,647           66,647
Dividends receivable.......................................           --               --            2,815            3,089
Receivable for Capital Stock sold..........................           10           83,277           83,548               10
Other......................................................          727            1,412            2,125            1,380
                                                                --------       ----------       ----------       ----------
Total Assets ..............................................      632,847        2,638,552        4,059,500        2,254,487
                                                                --------       ----------       ----------       ----------

LIABILITIES:
Payable for investments purchased..........................          294          176,130          153,983           81,630
Dividends payable..........................................           --               --               --            2,102
Accrued expenses and other.................................       66,378           69,591           71,432           69,738
                                                                --------       ----------       ----------       ----------
Total Liabilities .........................................       66,672          245,721          225,415          153,470
                                                                --------       ----------       ----------       ----------
Net Assets.................................................     $566,175       $2,392,831       $3,834,085       $2,101,017
                                                                ========       ==========       ==========       ==========

COMPOSITION OF NET ASSETS:
Capital Stock, at $0.001 par value:
Class A....................................................     $     25       $       26       $       54       $       46
Class B....................................................            4               47              280               18
Class C....................................................           27              155              108              193
Class D....................................................           20               94               71               37
Additional paid-in capital.................................      558,176        2,355,036        3,735,572        2,099,083
Undistributed/accumulated net investment
   income (loss)...........................................       (1,153)          (4,416)           4,515              338
Undistributed/accumulated net realized gain (loss).........           --            1,004               --           (3,162)
Net unrealized appreciation (depreciation)
   of investments..........................................        9,076           40,885           93,485            4,464
                                                                --------       ----------       ----------       ----------
Net Assets.................................................     $566,175       $2,392,831       $3,834,085       $2,101,017
                                                                ========       ==========       ==========       ==========
Net Assets:
Class A....................................................     $186,283       $  192,380       $  403,331       $  328,940
Class B....................................................       32,272          351,407        2,091,969          130,439
Class C....................................................      198,693        1,153,437          806,364        1,377,983
Class D....................................................      148,927          695,607          532,421          263,655

SHARES OF CAPITAL STOCK OUTSTANDING:
Class A....................................................       24,865           25,753           53,951           46,133
Class B....................................................        4,323           47,276          280,476           18,288
Class C....................................................       26,616          155,176          108,021          193,243
Class D....................................................       19,950           93,576           71,363           36,974

NET ASSET VALUE PER SHARE:
Class A....................................................        $7.49            $7.47            $7.48            $7.13
Class B....................................................         7.47             7.43             7.46             7.13
Class C....................................................         7.47             7.43             7.46             7.13
Class D....................................................         7.47             7.43             7.46             7.13

----------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Period January 10, 2000* to June 30, 2000

                                                               SELIGMAN         SELIGMAN         SELIGMAN         SELIGMAN
                                                             TIME HORIZON     TIME HORIZON     TIME HORIZON       HARVESTER
                                                                30 FUND          20 FUND         10 FUND            FUND
                                                             ------------     ------------     ------------      ----------
INVESTMENT INCOME:
Dividends from Underlying Funds............................     $     --         $     --         $ 11,800         $ 16,608
                                                                --------         --------         --------         --------
EXPENSES:
Registration...............................................       33,955           34,640           35,353           34,608
Organization expenses......................................       22,436           22,436           22,436           22,436
Auditing and legal fees....................................        4,081            7,927           11,935           7,693
Directors' fees and expenses...............................        2,291            2,291            2,291            2,291
Shareholder reports and communications.....................        1,492            1,977            2,484            1,955
Distribution and service fees..............................          588            2,547            4,100            2,845
Management fee.............................................          113              374              637              426
Shareholder account services...............................           33               60              229              104
                                                                --------         --------         --------         --------
Total Expenses Before Waiver/Reimbursement.................       64,989           72,252           79,465           72,358
Waiver/reimbursement of expenses...........................      (63,836)         (67,836)         (72,180)         (67,384)
                                                                --------         --------         --------         --------
Total Expenses After Waiver/Reimbursement..................        1,153            4,416            7,285            4,974
                                                                --------         --------         --------         --------
Net Investment Income (Loss)...............................       (1,153)          (4,416)           4,515           11,634
                                                                --------         --------         --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain (loss) on investments....................           --            1,004               --           (6,475)
Capital gain distributions from Underlying Funds...........           --               --               --            3,313
Net change in unrealized appreciation of investments.......        9,076           40,885           93,485            4,464
                                                                --------         --------         --------         --------
Net Gain on Investments....................................        9,076           41,889           93,485            1,302
                                                                --------         --------         --------         --------
Increase in Net Assets from Operations.....................     $  7,923         $ 37,473         $ 98,000         $ 12,936
                                                                ========         ========         ========         ========

---------------
* Commencement of investment operations.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               SELIGMAN         SELIGMAN         SELIGMAN         SELIGMAN
                                                             TIME HORIZON     TIME HORIZON     TIME HORIZON       HARVESTER
                                                                30 FUND          20 FUND         10 FUND            FUND
                                                             ------------     ------------     ------------      ----------
                                                               1/10/00*         1/10/00*         1/10/00*         1/10/00*
                                                                  TO               TO               TO               TO
                                                               6/30/00          6/30/00          6/30/00          6/30/00
                                                             ------------     ------------     ------------      ----------
OPERATIONS:
Net investment income (loss)...............................     $ (1,153)      $   (4,416)      $    4,515       $   11,634
Net realized gain (loss) on investments and
   distributions from Underlying Funds.....................           --            1,004               --           (3,162)
Net change in unrealized appreciation of investments.......        9,076           40,885           93,485            4,464
                                                                --------       ----------       ----------       ----------
Increase in Net Assets From Operations.....................        7,923           37,473           98,000           12,936
                                                                --------       ----------       ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A.................................................           --               --               --           (1,770)
   Class B.................................................           --               --               --             (701)
   Class C.................................................           --               --               --           (7,408)
   Class D.................................................           --               --               --           (1,417)
                                                                --------       ----------       ----------       ----------
Decrease in Net Assets From Distributions..................           --               --               --          (11,296)
                                                                --------       ----------       ----------       ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares..........................      457,455        1,874,985        3,564,804        1,536,341
Exchanged from associated Funds............................       79,048          456,332          164,253          537,809
Investment of dividends....................................           --               --               --            8,159
                                                                --------       ----------       ----------       ----------
Total......................................................      536,503        2,331,317        3,729,057        2,082,309
                                                                --------       ----------       ----------       ----------
Cost of shares repurchased.................................       (3,255)            (963)         (17,976)          (7,936)
                                                                --------       ----------       ----------       ----------
Increase in Net Assets From Capital
   Share Transactions......................................      533,248        2,330,354        3,711,081        2,074,373
                                                                --------       ----------       ----------       ----------
Increase in Net Assets.....................................      541,171        2,367,827        3,809,081        2,076,013

NET ASSETS:
Beginning of period........................................       25,004           25,004           25,004           25,004
                                                                --------       ----------       ----------       ----------
End of Period..............................................     $566,175       $2,392,831       $3,834,085       $2,101,017
                                                                ========       ==========       ==========       ==========

---------------
* Commencement of investment operations.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Organization -- Seligman Time Horizon/Harvester Series, Inc. (the "Series") was incorporated in Maryland on August 4, 1999, as an open-end diversified management investment company. The Series consists of four separate funds:
Seligman Time Horizon 30 Fund ("Time Horizon 30 Fund"), Seligman Time Horizon 20 Fund ("Time Horizon 20 Fund"), Seligman Time Horizon 10 Fund ("Time Horizon 10 Fund"), and Seligman Harvester Fund ("Harvester Fund"). The Series had no operations prior to January 10, 2000 (commencement of investment operations), other than those relating to organizational matters, and for each Fund, the sale and issuance to Seligman Advisors, Inc. (the "Distributor") of 3,502 Class A shares of Capital Stock for $25,004 on December 14, 1999. Each Fund invests in a combination of Class A shares of other Seligman mutual funds (the "Underlying Funds").

2. Multiple Classes of Shares -- Each Fund of the Series offers four classes of shares -- Class A shares, Class B shares, Class C shares, and Class D shares. Class A shares are sold with an initial sales charge of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% on an annual basis, and CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

a. Security Valuation -- Underlying Funds owned by a Fund are valued at their respective net asset values. US Government securities and short-term obligations, with more than 60 days remaining to maturity, are valued at current market values. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. Each Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the period ended June 30, 2000, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal in come tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series.

f. Initial Registration Expenses -- Initial registration expenses are being amortized on a straight-line basis over a period of 18 months starting with the commencement of operations.

g. Organization Expenses -- Costs incurred in connection with the organization of the Series have been allocated equally to each Fund and expensed upon the commencement of operations.

NOTES TO FINANCIAL STATEMENTS

4. Purchases and Sales of Securities -- Purchases and sales of portfolio securities (Underlying Funds), excluding US Government obligations and short-term investments, for the period ended June 30, 2000, were as follows:

        FUND                    PURCHASES          SALES
-------------------             ----------        --------
Time Horizon 30 Fund            $  544,903        $     --
Time Horizon 20 Fund             2,316,241          12,768
Time Horizon 10 Fund             3,732,668              --
Harvester Fund                   2,242,940         181,407

    At June 30, 2000, the cost of investments was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                                 TOTAL           TOTAL
                              UNREALIZED       UNREALIZED
        FUND                 APPRECIATION     DEPRECIATION
-------------------          ------------     ------------
Time Horizon 30 Fund           $ 19,089         $10,013
Time Horizon 20 Fund             72,611          31,726
Time Horizon 10 Fund            143,927          50,442
Harvester Fund                   46,873          42,409

5. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees or consultants of the Manager, and all personnel of the Series and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.10% per annum of each Fund's average daily net assets. The Manager has contractually undertaken to waive its fee and reimburse each Fund's expenses, other than distribution and service fees, that exceed 0.50% per annum of the Fund's average daily net assets. The undertaking will remain in effect at least until December 31, 2002.

    The Distributor, agent for the distribution of the Series' shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

                              DISTRIBUTOR         DEALER
        FUND                  CONCESSIONS      COMMISSIONS
-------------------           -----------      -----------
Time Horizon 30 Fund            $  355          $ 4,675
Time Horizon 20 Fund               722           13,781
Time Horizon 10 Fund             1,213           12,373
Harvester Fund                     591           12,548

   Each Fund of the Series has an Administration, Share holder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A, Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee (12b-1 fee) of up to 0.25% per annum of the average daily net assets attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. To avoid any duplication of the 12b-1 fee, the 12b-1 fees to be paid by each class of a Fund will be reduced by the dollar amount of any 12b-1 fees paid by the Underlying Funds with respect to shares owned by the Fund.

   For the periods ended June 30, 2000, 12b-1 fees incurred by the Time Horizon 30 Fund, Time Horizon 20 Fund, Time Horizon 10 Fund, and the Harvester Fund (net of 12b-1 fees paid by Underlying Funds), aggregated $5, $8, $15, and $7, respectively, or 0.01%, 0.02%, 0.01%, and 0.01%, respectively, per annum of the average daily net assets of Class A shares.

   With respect to Class C and Class D shares, service organizations may receive up to 0.75% per annum of the average daily net assets for providing other distribution assistance. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% per annum of the average daily net assets is payable monthly by the Funds to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the period ended June 30, 2000, the 12b-1 fees incurred under the Plan (net of 12b-1 fees paid by Underlying Funds), and their equivalent per annum percentage of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

                                                          ANNUALIZED
        FUND                 CLASS B   CLASS C   CLASS D   FEE RATE
--------------------         -------   -------   -------   --------
Time Horizon 30 Fund         $   32    $  197    $  354      0.76%
Time Horizon 20 Fund            337     1,080     1,122      0.77
Time Horizon 10 Fund          2,513       829       743      0.76
Harvester Fund                  226     2,163       449      0.76

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the period ended June 30, 2000, such charges amounted to $11.

   The Distributor has sold its rights to the Purchaser to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class

NOTES TO FINANCIAL STATEMENTS

B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor for the period ended June 30, 2000, were as follows:

        FUND                      AMOUNT
-------------------               ------
Time Horizon 30 Fund              $   42
Time Horizon 20 Fund                 512
Time Horizon 10 Fund               2,868
Harvester Fund                       159

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the period ended June 30, 2000, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

                                          DISTRIBUTION AND
           FUND             COMMISSIONS     SERVICE FEES
-------------------        ------------      ----------
Time Horizon 30 Fund           $ 75              $45
Time Horizon 20 Fund            142               39
Time Horizon 10 Fund             60               35
Harvester Fund                   60               33

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

        FUND                      AMOUNT
-------------------               ------
Time Horizon 30 Fund               $ 33
Time Horizon 20 Fund                 60
Time Horizon 10 Fund                229
Harvester Fund                      104

   Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other Seligman mutual funds. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at June 30, 2000, are included in other liabilities, as follows:

        FUND                      AMOUNT
-------------------               ------
Time Horizon 30 Fund               $258
Time Horizon 20 Fund                258
Time Horizon 10 Fund                258
Harvester Fund                      258

6. Capital Stock Share Transactions -- The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At June 30, 2000, 4,000,000,000 shares were authorized for the Series, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

                                         CLASS A                CLASS B                  CLASS C               CLASS D
                                  --------------------  -----------------------  -----------------------  -------------------
                                   1/10/00+ TO 6/30/00    4/24/00* TO 6/30/00      2/8/00* TO 6/30/00     2/14/00* TO 6/30/00
                                  --------------------  -----------------------  -----------------------  -------------------
                                   SHARES     AMOUNT      SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
TIME HORIZON 30 FUND
Sales of shares...............     15,404    $113,078      3,903    $   28,553     24,075    $  170,627    18,269    $145,197
Exchanged from
   associated Funds...........      6,393      45,671        420         2,969      2,569        17,239     1,681      13,169
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Total.........................     21,797     158,749      4,323        31,522     26,644       187,866    19,950     158,366
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Shares repurchased............       (434)     (3,055)        --            --        (28)         (200)       --          --
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Increase......................     21,363    $155,694      4,323    $   31,522     26,616    $  187,666    19,950    $158,366
                                   ======    ========    =======    ==========    =======    ==========    ======    ========

NOTES TO FINANCIAL STATEMENTS

                                         CLASS A                CLASS B                  CLASS C               CLASS D
                                  --------------------  -----------------------  -----------------------  -------------------
                                   1/10/00+ TO 6/30/00    3/21/00* TO 6/30/00      1/18/00* TO 6/30/00    1/21/00* TO 6/30/00
                                  --------------------  -----------------------  -----------------------  -------------------
                                   SHARES     AMOUNT      SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
TIME HORIZON 20 FUND
Sales of shares...............     19,376    $143,896     47,276    $  341,952    155,176    $1,125,274    34,019    $263,863
Exchanged from
   associated Funds...........      2,875      21,309         --            --         --            --    59,697     435,023
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Total.........................    22,251      165,205     47,276       341,952    155,176     1,125,274    93,716     698,886
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Shares repurchased............         --          --         --           --          --            --      (140)       (963)
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Increase......................     22,251    $165,205     47,276    $  341,952    155,176    $1,125,274    93,576    $697,923
                                   ======    ========    =======    ==========    =======    ==========    ======    ========


                                         CLASS A                CLASS B                  CLASS C               CLASS D
                                  --------------------  -----------------------  -----------------------  -------------------
                                   1/10/00+ TO 6/30/00    2/18/00* TO 6/30/00      3/6/00* TO 6/30/00     2/15/00* TO 6/30/00
                                  --------------------  -----------------------  -----------------------  -------------------
                                   SHARES     AMOUNT      SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
TIME HORIZON 10 FUND
Sales of shares...............     45,934    $342,310    264,999    $1,912,242    108,021    $  790,642    71,363    $519,610
Exchanged from
   associated Funds...........      6,596      49,173     15,843       115,080         --            --        --          --
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Total.........................     52,530     391,483    280,842     2,027,322    108,021       790,642    71,363     519,610
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Shares repurchased............     (2,081)    (15,326)      (366)       (2,650)        --            --        --          --
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Increase......................     50,449    $376,157    280,476    $2,024,672    108,021    $  790,642    71,363    $519,610
                                   ======    ========    =======    ==========    =======    ==========    ======    ========



                                         CLASS A                CLASS B                  CLASS C               CLASS D
                                  --------------------  -----------------------  -----------------------  -------------------
                                   1/10/00+ TO 6/30/00    2/17/00* TO 6/30/00      1/18/00* TO 6/30/00    2/29/00* TO 6/30/00
                                  --------------------  -----------------------  -----------------------  -------------------
                                   SHARES     AMOUNT      SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
HARVESTER FUND
Sales of shares...............     40,919    $286,347     15,183    $  106,496    135,533    $  967,783    25,244    $175,715
Exchanged from
   associated Funds...........      1,591      11,345      3,044        21,623     57,954       420,459    11,635      84,382
Shares issued in payment
   of dividends...............        189       1,333         61           431        817         5,729        95         666
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Total.........................     42,699     299,025     18,288       128,550    194,304     1,393,971    36,974     260,763
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Shares repurchased............        (68)       (500)        --            --     (1,061)       (7,436)       --          --
                                   ------    --------    -------    ----------    -------    ----------    ------    --------
Increase .....................     42,631    $298,525     18,288    $  128,550    193,243    $1,386,535    36,974    $260,763
                                   ======    ========    =======    ==========    =======    ==========    ======    ========

-----------------
+ Commencement of investment operations.
* Commencement of issuance of shares.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand the financial performance of each Class of each Fund from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                 TIME HORIZON 30 FUND                          TIME HORIZON 20 FUND
                                    ----------------------------------------------  ----------------------------------------------
                                      CLASS A     CLASS B     CLASS C     CLASS D     CLASS A     CLASS B     CLASS C     CLASS D
                                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     1/10/00*     4/24/00++   2/8/00++   2/14/00++   1/10/00*    3/21/00++   1/18/00++   1/21/00++
                                        TO          TO          TO          TO          TO          TO          TO          TO
                                      6/30/00     6/30/00     6/30/00     6/30/00     6/30/00     6/30/00     6/30/00     6/30/00
                                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net Asset Value,
   Beginning of Period ............   $7.14       $7.00       $7.56       $7.58       $7.14       $7.93       $7.28       $7.31
                                      -----       -----       -----       -----       -----       -----       -----       -----
Income from Investment
   Operations:
Net investment income (loss) ......   (0.02)      (0.02)      (0.03)      (0.04)      (0.02)      (0.02)      (0.03)      (0.04)
Net realized and unrealized
   gain (loss) on investments .....    0.37        0.49       (0.06)      (0.07)       0.35        (0.48)      0.18        0.16
                                      -----       -----       -----       -----       -----       -----       -----       -----
Total from Investment
   Operations .....................    0.35        0.47       (0.09)      (0.11)       0.33        (0.50)      0.15        0.12
                                      -----       -----       -----       -----       -----       -----       -----       -----
Less Distributions:
Distributions from net
   investment income ..............      --          --          --          --          --          --          --          --
Distributions from net
   realized capital gains .........      --          --          --          --          --          --          --          --
                                      -----       -----       -----       -----       -----       -----       -----       -----
Total Distributions ...............      --          --          --          --          --          --          --          --
                                      -----       -----       -----       -----       -----       -----       -----       -----
Net Asset Value,
   End of Period ..................   $7.49       $7.47       $7.47       $7.47       $7.47       $7.43       $7.43       $7.43
                                      =====       =====       =====       =====       =====       =====       =====       =====
TOTAL RETURN:@@ ...................    4.90%       6.71%      (1.19)%     (1.45)%      4.62%      (6.31)%      2.06%       1.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted) .................    $186         $32        $199        $149        $192        $351      $1,153        $696
Ratio of expenses to
   average net assets .............    0.51%+      1.26%+      1.26%+      1.26%+      0.52%+      1.27%+      1.27%+      1.27%+
Ratio of net investment income
   (loss) to average net assets ...   (0.51)%+    (1.26)%+    (1.26)%+    (1.26)%+    (0.52)%+    (1.27)%+    (1.27)%+    (1.27)%+
Portfolio turnover rate ...........      --          --          --          --        1.69%       1.69%@      1.69%@      1.69%@
Without fee waiver and
   expense reimbursement:**
Ratio of expenses to
   average net assets .............   66.71%+     38.22%+     38.22%+     38.22%+     37.55%+     13.42%+     13.42%+     13.42%+
Ratio of net investment loss
   to average net assets ..........  (66.71)%+   (38.22)%+   (38.22)%+   (38.22)%+   (37.55)%+   (13.42)%+   (13.42)%+   (13.42)%+

--------------
See footnotes on page 19.

FINANCIAL HIGHLIGHTS

                                                 TIME HORIZON 10 FUND                             HARVESTER FUND
                                    ----------------------------------------------  ----------------------------------------------
                                      CLASS A     CLASS B     CLASS C     CLASS D     CLASS A     CLASS B     CLASS C     CLASS D
                                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                     1/10/00*    2/18/00++    3/6/00++   2/15/00++   1/10/00*    2/17/00++   1/18/00++   2/29/00++
                                        TO          TO          TO          TO          TO          TO          TO          TO
                                      6/30/00     6/30/00     6/30/00     6/30/00     6/30/00     6/30/00     6/30/00     6/30/00
                                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net Asset Value,
   Beginning of Period ............   $7.14       $7.33       $7.78       $7.42       $7.14       $7.16       $7.16       $7.21
                                      -----       -----       -----       -----       -----       -----       -----       -----
Income from Investment
   Operations:
Net investment income (loss) ......    0.05        0.01        0.01        0.01        0.12        0.07        0.08        0.06
Net realized and unrealized
   gain (loss) on investments .....    0.29        0.12       (0.33)       0.03       (0.02)      (0.03)      (0.03)      (0.08)
                                      -----       -----       -----       -----       -----       -----       -----       -----
Total from Investment
   Operations .....................    0.34        0.13       (0.32)       0.04        0.10        0.04        0.05       (0.02)
                                      -----       -----       -----       -----       -----       -----       -----       -----
Less Distributions:
Distributions from
   net investment income ..........      --          --          --          --       (0.11)      (0.07)      (0.08)      (0.06)
Distributions from
   net realized capital gains .....      --          --          --          --          --         --           --          --
                                      -----       -----       -----       -----       -----       -----       -----       -----
Total Distributions ...............      --          --          --          --       (0.11)      (0.07)      (0.08)      (0.06)
                                      -----       -----       -----       -----       -----       -----       -----       -----
Net Asset Value,
   End of Period ..................   $7.48       $7.46       $7.46       $7.46       $7.13       $7.13       $7.13       $7.13
                                      =====       =====       =====       =====       =====       =====       =====       =====
TOTAL RETURN:@@ ...................    4.76%       1.77%      (4.11)%      0.54%       1.33%       0.41%       0.64%      (0.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted) .................    $403      $2,092        $806        $532        $329        $130      $1,378        $264
Ratio of expenses to
   average net assets .............    0.51%+      1.26%+      1.26%+      1.26%+      0.51%+      1.26%+      1.26%+      1.26%+
Ratio of net investment income
   to average net assets ..........    1.34%+      0.59%+      0.59%+      0.59%+      3.38%+      2.63%+      2.63%+      2.63%+
Portfolio turnover rate ...........      --          --         --           --       20.66%      20.66%@     20.66%@     20.66%@
Without fee waiver and
   expense reimbursement:**
Ratio of expenses to
   average net assets .............   18.79%+      9.07%+      9.07%+      9.07%+     30.82%+     11.81%+     11.81%+     11.81%+
Ratio of net investment loss
   to average net assets ..........  (16.94)%+    (7.22)%+    (7.22)%+    (7.22)%+   (26.93)%+    (7.92)%+    (7.92)%+    (7.92)%+

-----------------------------
 * Commencement of investment operations.
** The Manager, at its discretion, reimbursed certain expenses and waived management fees for the periods presented.
 + In computing the ratios of expenses and net investment income to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Series' commencement of investment operations.
++ Commencement of issuance of shares.
 @ For the period 1/10/00 to 6/30/00.
@@ The total returns shown for each Class of shares are calculated from the later of the respective Fund's commencement of investment operations date (1/10/00) or the initial issuance date of shares of the Class. The total returns for Class A shares were calculated from the commencement of investment operations date. Class B, C, and D shares of the Fund were offered to the public on the commencement of investment operations date, but were first issued on the respective dates shown in the table. If shares of each Class had been issued on the commencement of investment operations date, the total returns for each Class would have been as follows:

     TIME HORIZON 30 FUND         TIME HORIZON 20 FUND          TIME HORIZON 10 FUND            HARVESTER FUND
  ---------------------------  ---------------------------   ---------------------------  ---------------------------
      Class A        4.90%          Class A        4.62%         Class A        4.76%         Class A       1.33%
      Class B        4.55           Class B        4.05          Class B        4.40          Class B       0.95
      Class C        4.56           Class C        4.05          Class C        4.41          Class C       0.97
      Class D        4.56           Class D        4.05          Class C        4.41          Class D       0.97

   These total returns have been computed from the commencement of investment operations date and incorporate the total return of Class A shares of the Fund from the commencement of investment operations date through the initial issuance dates of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman Time Horizon/Harvester Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Seligman Time Horizon/Harvester Series, Inc. (comprising, respectively, the Time Horizon 30 Fund, the Time Horizon 20 Fund, the Time Horizon 10 Fund, and the Harvester Fund), including the portfolios of investments, as of June 30, 2000, and the related statements of operations and of changes in net assets, and the financial highlights for the period January 10, 2000 (commencement of investment operations) to June 30, 2000. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Series' custodian and shareholder service agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Time Horizon/Harvester Series, Inc. as of June 30, 2000, the results of their operations, and the changes in their net assets, and the financial highlights for the period from January 10, 2000 to June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 11, 2000

BOARD OF DIRECTORS

John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and
   Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

-----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Charles W. Kadlec
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(212) 682-7600     Outside the United States
(800) 622-4597     24-Hour Automated Telephone
                   Access Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------
Adapted from the Investment Company Institute's 2000 Mutual Fund Fact Book.

                                www.seligman.com






This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Time Horizon/Harvester Series, Inc., which contains information about the sales charges, management fees, and other costs. Please read the prospectus carefully before investing or sending money.


THF3 6/00
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